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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY
                     WITH RESPECT TO REGISTRATION STATEMENTS
                            COVERING DEBT SECURITIES
                         ISSUED BY THE HERTZ CORPORATION


         Each of the undersigned, a director of The Hertz Corporation (the "Company"), appoints each of Paul J. Siracusa, Paul M. Tschirhart and Robert H. Rillings, his or her true and lawful attorney and agent to do any and all acts and things and execute any and all instruments which the attorney and agent may deem necessary or advisable in order to enable the Company to register the above-captioned Securities for issuance and sale under, and otherwise to comply with the Securities Act of 1933 and any requirements of the Securities and Exchange Commission (the "Commission") in respect thereof, including but not limited to, power and authority to sign his or her name (whether on behalf of the Company, or otherwise) to one or more Registration Statements and any amendments thereto, or any of the exhibits, financial statements and schedules, or the prospectuses, filed therewith, and to file them with the Commission, all as authorized in writing by unanimous consent of the Board of Directors of the Company on August 28, 1997. Each of the undersigned ratifies and confirms all that any of the attorneys and agents shall do or cause to be done by virtue hereof. Any one of the attorneys and agents shall have, and may exercise, all the powers conferred by this instrument.

         Each of the undersigned has signed his or her name as of the 28th day of August, 1997.




/s/ Frank A. Olson                                   /s/ Craig R. Koch
-----------------------                                  --------------------
    Frank A. Olson                                       Craig R. Koch



/s/ John M. Devine                                   /s/ Peter J. Pestillo
-----------------------                                  --------------------
    John M. Devine                                       Peter J. Pestillo



/s/ Louis C. Burnett                                 /s/ Joseph A. Walker
-----------------------                                  --------------------
    Louis C. Burnett                                     Joseph A. Walker